SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 23, 2003
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                             SALISBURY BANCORP, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


              Connecticut                                  06-1514263
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(State or other jurisdiction ofincorporation)  (IRS Employer Identification No.)


5 Bissell Street, Lakeville, Connecticut                            06039-1868
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(Address of principal executive offices)                            (zip code)


Registrant"s telephone number, including area code:   (860) 435-9801
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Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.   Other Matters.
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          The Board of Directors of Salisbury Bancorp, Inc., the parent company of Salisbury Bank and Trust Company, declared a $.23 per share quarterly cash dividend for the second quarter of 2003.

          The quarterly cash dividend will be paid on July 25, 2003 to shareholders of record as of June 30, 2003.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          c.  Exhibits.

          99. Press release dated May 23, 2003

          Exhibit Index                                                  Page
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          99. Press release dated May 23, 2003                            3


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   May 23, 2003                          SALISBURY BANCORP, INC.


                                               By /s/ John F. Perotti
                                                  ------------------------------
                                                  John F. Perotti, President and
                                                  Chief Executive Officer